SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 1999


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                      1-13507                              04-3373730
(State or other              (Commission                        (I.R.S. Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                                            04217
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:           (207) 824-8100

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events.

         (a)      Merger with ASC East, Inc., and ASC West, Inc.

     On October 6, 1999, American Skiing Company (NYSE:SKI) merged with two of its wholly-owned subsidiaries, ASC East, Inc. and ASC West, Inc. (the "East/West Merger"). American Skiing Company was the surviving corporation in the East/West merger. In conjunction with the East/West Merger, American Skiing Company entered into a Fourth Supplemental Indenture dated as of October 6, 1999, with respect to ASC East, Inc.'s $120 million 12% Senior Subordinated Notes (the "12% Notes"). Under the terms of the Fourth Supplemental Indenture, American Skiing Company, as successor by merger to ASC East, Inc., became the primary obligor under the 12% Notes. Certain subsidiaries of American Skiing Company also joined as guarantors of the 12% Notes.

         (b)      Reincorporation in Delaware.

     On October 7, 1999, the shareholders of American Skiing Company approved the reincorporation of American Skiing Company in Delaware. Following that approval, on October 12, 1999, American Skiing Company was merged with and into its wholly-owned subsidiary, ASC Delaware, Inc. (the "Delaware Reincorporation"). The surviving entity, also named American Skiing Company, is a Delaware corporation with a Board of Directors, shareholders and capital structure identical to that of the former American Skiing Company, which was a Maine corporation. Certain changes resulting from the reincorporation are described more fully in the Company's Proxy Statement to Shareholders dated September 8, 1999, on file with the Securities and Exchange Commission.

     Following the Delaware Reincorporation, the Common Stock, par value $.01 per share of American Skiing Company, a Delaware corporation, is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934 by virtue of the operation of Rule 12g-3 of the Securities and Exchange Commission.

Item 7. Exhibits.

         (c)      Exhibits.

                  2.1. Articles of Merger for American Skiing Company, ASC East, Inc., and ASC West, Inc., as filed with the Maine Secretary of State on October 5, 1999 with Plan of Merger attached thereto.

                  2.2. Articles of Merger for American Skiing Company and ASC Delaware, Inc., as filed with each of the Maine Secretary of State and the Delaware Secretary of State on October 12, 1999 with Plan of Merger attached thereto.

                  4.1 Indenture dated as of June 28, 1996 among ASC East, Inc., certain of its subsidiaries and United States Trust Company of New York, relating to Series A and Series B 12% Senior Subordinated Notes Due 2006 (incorporated by reference to Exhibit 4.1 to ASC East's Registration Statement on Form S-4, Registration No. 333-9763).

                  4.2 First Supplemental Indenture dated as of November 12, 1997 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee (incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended October 25, 1998).

                  4.3 Second Supplemental Indenture dated as of September 4, 1998 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee.

                  4.4 Subsidiary Guaranty dated as of September 4, 1998 from certain subsidiaries of the Company and ASC East, Inc., guaranteeing the obligations of ASC East, Inc. under the Indenture dated as of June 28, 1996, as supplemented.

                  4.5 Third Supplemental Indenture dated as of August 6, 1999 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee

                  4.6 Fourth Supplemental Indenture dated as of October 6, 1999, among American Skiing Company, its subsidiaries party thereto, and United States Trust Company of New York as Trustee.

                  4.7 Subsidiary Guaranty dated as of October 6, 1999 from the following subsidiaries of American Skiing
                           Company: ASC Utah, Blunder Bay Development Co., ASC Leasing, Inc., Orlando Resort Corporation, ASC Transportation, Inc., Steamboat Development Corporation, Steamboat Ski & Resort Corporation, Heavenly Ski & Resort Corporation, Heavenly Corporation and Heavenly Valley Limited Partnership, guaranteeing the obligations of American Skiing Company under the Indenture dated as of June 28, 1996, as supplemented.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN SKIING COMPANY,
                                                a Delaware Corporation



Date:    October 12, 1999                      /s/ Mark J. Miller
                                       -----------------------------------------
                                        Name:      Mark J. Miller
                                        Title:     Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                    Accounting Officer)


Date:    October 12, 1999                     /s/ Christopher E. Howard
                                      ------------------------------------------
                                       Name:      Christopher E. Howard
                                       Title:     Executive Vice President
                                                  (Duly Authorized Officer)


                                  EXHIBIT INDEX


Exhibit
  No.                              Description

2.1. Articles of Merger for American Skiing Company, ASC East, Inc., and ASC West, Inc., as filed with the Maine Secretary of State on October 5, 1999 with Plan of Merger attached thereto.

2.2. Articles of Merger for American Skiing Company and ASC Delaware, Inc., as filed with each of the Maine Secretary of State and the Delaware Secretary of State on October 12, 1999 with Plan of Merger attached thereto.

4.1 Indenture dated as of June 28, 1996 among ASC East, Inc., certain of its subsidiaries and United States Trust Company of New York, relating to Series A and Series B 12% Senior Subordinated Notes Due 2006 (incorporated by reference to Exhibit 4.1 to ASC East's Registration Statement on Form S-4, Registration No. 333-9763).

4.2 First Supplemental Indenture dated as of November 12, 1997 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee (incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended October 25,
     1998).

4.3 Second Supplemental Indenture dated as of September 4, 1998 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee.

4.4 Subsidiary Guaranty dated as of September 4, 1998 from certain subsidiaries of the Company and ASC East, Inc., guaranteeing the obligations of ASC East, Inc. under the Indenture dated as of June 28, 1996, as supplemented.

4.5 Third Supplemental Indenture dated as of August 6, 1999 among ASC East, Inc., its subsidiaries party thereto, and United States Trust Company of New York as Trustee

4.6 Fourth Supplemental Indenture dated as of October 6, 1999, among American Skiing Company, its subsidiaries party thereto, and United States Trust Company of New York as Trustee.

4.7 Subsidiary Guaranty dated as of October 6, 1999 from the following subsidiaries of American Skiing Company: ASC Utah, Blunder Bay Development Co., ASC Leasing, Inc., Orlando Resort Corporation, ASC Transportation, Inc., Steamboat Development Corporation, Steamboat Ski & Resort Corporation, Heavenly Ski & Resort Corporation, Heavenly Corporation and Heavenly Valley Limited Partnership, guaranteeing the obligations of American Skiing Company under the Indenture dated as of June 28, 1996, as supplemented.